UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 28, 2007

HAIGHTS CROSS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-109381	13-4087398

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102 White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.
          On March 28, 2007, Haights Cross Communications, Inc. (the “Company”), Haights Cross Operating Company, a wholly-owned subsidiary of the Company (“HCOC”), and the direct and indirect subsidiaries of HCOC, entered into Amendment No. 7 and Waiver No. 4 (the “Amendment”) to the Revolving Credit Agreement, dated as of August 20, 2003, by and among HCOC, as the Borrower, the several lenders from time to time party thereto, Bear Stearns Corporate Lending, Inc., as syndication agent, and The Bank of New York, as administrative agent for the lenders, as amended by Amendment No. 1 and Waiver No. 1, dated as of January 26, 2004; Amendment No. 2 and Waiver No. 2, dated as of April 14, 2004; Amendment No. 3 and Consent No. 3, dated as of December 1, 2004; Amendment No. 4 and Waiver No. 3, dated as of March 31, 2005; Amendment No. 5 and Consent No. 4, dated as of August 9, 2005; and Amendment No. 6, dated as of March 30, 2006 (and, as further amended from time to time, the “Credit Agreement”).
          The Amendment, among other things, modifies the Consolidated Leverage Ratio, Consolidated Interest Coverage Ratio, Consolidated Fixed Charge Coverage Ratio Leverage, and Consolidated Senior Secured Leverage Ratio covenants in Sections 7.1(a) — (d) of the Credit Agreement. In addition, the Amendment contains a waiver of any default that may exist under the Credit Agreement due solely to the fact that (i) the financial statements of the Company for the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005 and each of the quarterly periods of those fiscal years as well as the March 31, 2006, June 30, 2006 and September 30, 2006 quarterly periods may not have been prepared in accordance with GAAP solely to the extent that the Company accounted in such financial statements for deferred income tax expense and related deferred income tax liabilities on a consolidated basis and (ii) the financial statements of the Company for the fiscal year ended December 31, 2005 may not have been prepared in accordance with GAAP solely to the extent that in such financial statements the Company did not classify Series A Warrants issued by the Company as liabilities or value such warrants at “fair value.”
          A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.
          (d)      Exhibits.

Exhibit No.	Description

10.1	Amendment No. 7 and Waiver No. 4 to the Revolving Credit Agreement, dated as of March 28, 2007, by and among Haights Cross Operating Company, the Lenders from time to time parties thereto, Bear Stearns Corporate Lending, Inc., as Syndication Agent and The Bank of New York, as Administrative Agent

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 3, 2007

HAIGHTS CROSS COMMUNICATIONS, INC.
/s/ Paul J. Crecca
By: Paul J. Crecca
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 7 and Waiver No. 4 to the Revolving Credit Agreement, dated as of March 28, 2007, by and among Haights Cross Operating Company, the Lenders from time to time parties thereto, Bear Stearns Corporate Lending, Inc., as Syndication Agent and The Bank of New York, as Administrative Agent